EQUITY	12 Months Ended
Dec. 31, 2018
EQUITY
EQUITY

16. EQUITY

Common Shares

The Company’s authorized share capital includes an unlimited number of common shares with no par value. As at December 31, 2018, Agnico Eagle’s issued common shares totaled 235,025,507 (December 31, 2017 - 232,793,335), of which 566,910 common shares are held in a trust as described below (2017 - 542,894).

The common shares are held in a trust in connection with the Company’s RSU plan, PSU plan and a Long Term Incentive Plan (“LTIP”) for certain employees of the Partnership and CMC. The trusts have been evaluated under IFRS 10 - Consolidated Financial Statements and are consolidated in the accounts of the Company, with shares held in trust offset against the Company’s issued shares in its consolidated financial statements. The common shares purchased and held in a trust are excluded from the basic net income per share calculations until they have vested. All of the non‑vested common shares held in the trusts are included in the diluted net income per share calculations, unless the impact is anti-dilutive.

The following table sets out the maximum number of common shares that would be outstanding if all dilutive instruments outstanding as at December 31, 2018 were exercised:

Common shares outstanding at December 31, 2018	234,458,597
Employee stock options	6,361,265
Common shares held in a trust in connection with the RSU plan (Note 17(C)), PSU plan (Note 17(D)) and LTIP	566,910
Total	241,386,772

Net Income (Loss) Per Share

The following table sets out the weighted average number of common shares used in the calculation of basic and diluted net income (loss) per share:

	Year Ended December 31,
	2018	2017
Net income (loss) for the year	$(326,701)	$240,795
Weighted average number of common shares outstanding - basic (in thousands)	233,251	230,252
Add: Dilutive impact of common shares related to the RSU plan, PSU plan and LTIP	—	694
Add: Dilutive impact of employee stock options	—	1,515
Weighted average number of common shares outstanding - diluted (in thousands)	233,251	232,461
Net income (loss) per share - basic	$(1.40)	$1.05
Net income (loss) per share - diluted	$(1.40)	$1.04

Diluted net income per share has been calculated using the treasury stock method. In applying the treasury stock method, outstanding employee stock options with an exercise price greater than the average quoted market price of the common shares for the period outstanding are not included in the calculation of diluted net income per share as the impact would be anti-dilutive.

For the year ended December 31, 2018, the impact of any additional shares issued under the employee stock option plan or related to the RSU plan, PSU plan or LTIP would have been anti-dilutive as a result of the net loss recorded for the year. Consequently, diluted net loss per share was calculated in the same manner as basic net loss per share in 2018.  For the year ended December 31, 2017, 52,000 employee stock options were excluded from the calculation of diluted net income per share as their impact would have been anti-dilutive.

Equity Issuance

On March 31, 2017, the Company issued and sold 5,003,412 common shares of the Company to an institutional investor in the United States at a price of $43.97 per common share, for total consideration of approximately $220.0 million. Transaction costs of approximately $5.0 million (net of tax of $1.7 million) were incurred, resulting in a net increase to share capital of $215.0 million.